Exhibit 99.other

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the Voya CBRE Global Infrastructure Fund, a series of Voya Mutual Funds, with and into the MainStay CBRE Global Infrastructure Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Kirk C. Lehneis
Kirk C. Lehneis	President and Principal Executive Officer	October 4, 2019

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in her name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the Voya CBRE Global Infrastructure Fund, a series of Voya Mutual Funds, with and into the MainStay CBRE Global Infrastructure Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms her signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Susan B. Kerley
Susan B. Kerley	Trustee and Chairman of the Board	October 4, 2019

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the Voya CBRE Global Infrastructure Fund, a series of Voya Mutual Funds, with and into the MainStay CBRE Global Infrastructure Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ David H. Chow
David H. Chow	Trustee	October 4, 2019

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in her name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the Voya CBRE Global Infrastructure Fund, a series of Voya Mutual Funds, with and into the MainStay CBRE Global Infrastructure Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms her signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Yie-Hsin Hung
Yie-Hsin Hung	Trustee	October 4, 2019

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the Voya CBRE Global Infrastructure Fund, a series of Voya Mutual Funds, with and into the MainStay CBRE Global Infrastructure Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Alan R. Latshaw
Alan R. Latshaw	Trustee	October 4, 2019

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the Voya CBRE Global Infrastructure Fund, a series of Voya Mutual Funds, with and into the MainStay CBRE Global Infrastructure Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Richard H. Nolan, Jr.
Richard H. Nolan, Jr.	Trustee	October 4, 2019

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the Voya CBRE Global Infrastructure Fund, a series of Voya Mutual Funds, with and into the MainStay CBRE Global Infrastructure Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Jacques P. Perold
Jacques P. Perold	Trustee	October 4, 2019

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the Voya CBRE Global Infrastructure Fund, a series of Voya Mutual Funds, with and into the MainStay CBRE Global Infrastructure Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Richard S. Trutanic
Richard S. Trutanic	Trustee	October 4, 2019

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Brian J. McGrady, Thomas C. Bogle, and Corey F. Rose his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his name, to make, execute and sign the Registration Statement of MainStay Funds Trust (“Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the Voya CBRE Global Infrastructure Fund, a series of Voya Mutual Funds, with and into the MainStay CBRE Global Infrastructure Fund, a series of the Trust, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Jack R. Benintende
Jack R. Benintende	Treasurer and Principal Financial and Accounting Officer	October 4, 2019